SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
First Quarter 2005 Supplemental Operating & Financial Data
Investor Presentation for First Quarter 2005
"Second Home Marker" Article Issued on Urban Land Magazine

     The information contained in this Form 8-K is being furnished under Item 2.02 – Results of Operations and Financial Condition and Item 7.01 — Regulation FD Disclosure. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.02. Results of Operations and Financial Condition.

     On May 5, 2005, Crescent Real Estate Equities Company (the “Company”) issued a press release to report its financial results for the quarter ended March 31, 2005. The press release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) its first quarter 2005 supplemental operating and financial data and an investor presentation containing updated information about the Company’s operating data, its strategy and completed and planned transactions, as well as an article written by a Crescent employee for the February 2005 issue of Urban Land magazine. The financial and operating data, the investor presentation and the magazine article are furnished as Exhibits 99.2, 99.3, and 99.4, respectively, to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are included in this Form 8-K.

     (c) Exhibits

99.1	Press Release, dated May 5, 2005, of Crescent Real Estate Equities Company.

99.2	First Quarter 2005 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for First Quarter 2005

99.4	“Second Home Market” article written for February 2005 issue of Urban Land magazine by Jeanette I. Rice, Crescent’s Vice President of Market Research

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
By:	/s/ JERRY R. CRENSHAW
Name:	Jerry R. Crenshaw, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: May 5, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 5, 2005, of Crescent Real Estate Equities Company relating to its first quarter results of operations.

99.2	First Quarter 2005 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for First Quarter 2005

99.4	“Second Home Market” article written for February 2005 issue of Urban Land magazine by Jeanette I. Rice, Crescent’s Vice President of Market Research